================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           METATEC INTERNATIONAL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[Metatec Logo]


                           METATEC INTERNATIONAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2001


To the Shareholders of
METATEC INTERNATIONAL, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Metatec International, Inc., an Ohio corporation (the "Company"), will be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Tuesday, May 15, 2001, at 1:00 p.m., local time, for the following purposes:

         1.       To elect three Class II directors; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on March 20, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

         In order that your shares may be represented at this meeting and to assure a quorum, please sign and return the enclosed proxy promptly. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting and wish to vote in person, at your request we will cancel your proxy.


                                       By Order of the Board of Directors


                                       Julia A. Pollner, Secretary


Dated:  April 13, 2001

                           METATEC INTERNATIONAL, INC.

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is being furnished to the holders of common shares, without par value, of the Company ("Metatec Shares") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company's Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, on Tuesday, May 15, 2001, at 1:00 p.m., local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

         The approximate date on which this Proxy Statement and the form of proxy will be first sent to shareholders is April 13, 2001.

                               PROXIES AND VOTING

         The close of business on March 20, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On the record date, 6,136,113 Metatec Shares were outstanding and entitled to vote. Each Metatec Share is entitled to one vote.

         All Metatec Shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the Metatec Shares represented by that proxy will be voted in favor of the nominees for election as Class II directors. Any proxy may be revoked at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in open meeting. A shareholder's presence at the Annual Meeting will not by itself revoke the proxy. Abstentions will not be counted in determining the votes cast for the election of directors and will not have a positive or negative effect on the outcome of the election. If your Metatec Shares are held in street name, you will need to instruct your broker regarding how to vote your Metatec Shares. If you do not provide your broker with voting instructions regarding the election of directors, your broker will nevertheless have discretion to vote your Metatec Shares for the election of directors. There are certain matters, however, over which your broker will not have discretion to vote your Metatec Shares without your instructions--these situations are referred to as "broker non-votes". If such a matter comes before the Annual Meeting (which is not anticipated), your Metatec Shares will not be voted on that matter. Abstentions, but not broker non-votes, will be considered as Metatec Shares present and entitled to vote at the Annual Meeting and will be counted for purposes of determining whether a quorum is present.

         Shareholders do not have the right to cumulate their votes in electing directors, and the nominees who receive the highest number of votes will be elected.

                              ELECTION OF DIRECTORS

         The number of directors currently is fixed at nine. The Board of Directors is divided into three classes, Class I, Class II, and Class III, with three directors in each class. The directors in each class are elected to three-year terms. The terms of office of one class of directors expire each year at the annual meeting of shareholders and at such time as their successors are duly elected and qualified. The term of office of the Class II directors expires concurrently with the holding of the Annual Meeting, and the three incumbent directors in Class II have been nominated for re-election. There is a vacancy in each of the Class I and Class III directors.

         At the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy, unless a contrary position is indicated on such proxy, to vote the proxy for the election of the three nominees named in the following table as Class II directors, each to hold office until the 2004 annual meeting of shareholders and until a successor is elected and qualified. In the event that any nominee named below as a Class II director is unable to serve (which is not anticipated), the persons named in the proxy may vote for another nominee of their choice.

----------------------------------------------------------------------------------------------------------------------
                                              CLASS II DIRECTORS
                                            (NOMINEES FOR ELECTION)

----------------------------------------------------------------------------------------------------------------------
                                                                                        METATEC SHARES OF
                                                                            DIRECTOR       THE COMPANY
 NAME OF NOMINEE/DIRECTOR                                                    OF THE        BENEFICIALLY
   AND POSITION WITH THE              PRINCIPAL OCCUPATION(S) DURING THE     COMPANY    OWNED AS OF MARCH   PERCENT
          COMPANY             AGE              PAST FIVE YEARS                SINCE         8, 2001(1)      OF CLASS
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     President of D&D Properties, Inc.
                                     and President of MGB, Inc., two
                                     companies engaged in the real
Jerry D. Miller,                     estate business, since May 1992.
Director                       65    President and Treasurer of the           1976            19,500            *
                                     Company from its incorporation in
                                     1976 until May 1993.  Chairman of
                                     the Board of the Company from June
                                     1978 until August 1989.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     Principal of Stonehenge Financial
                                     Holdings, Inc., a private equity
                                     investment firm, since August 1999.
                                     Vice Chairman of Banc One Capital
                                     Corp., a subsidiary of Banc One
James V. Pickett, Director     59    Holding Corporation, from 1993           1995          145,123(2)        2.4%
                                     through July 1999.  Principal of
                                     Pickett Realty Advisors, Inc., an
                                     asset management firm for hotel
                                     owners, since December 1991.  Mr.
                                     Pickett is also a director of
                                     Wendys International, Inc.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     Senior Vice President of Finance
                                     and Chief Financial Officer of
                                     R.G. Barry Corporation , a
                                     manufacturer and marketer of home
Daniel D. Viren, Director      45    comfort footwear, since June 2000;       2000            5,000             *
                                     was also Senior Vice President of
                                     Administration of R.G. Barry
                                     Corporation from 1992 to July 1998;
                                     Senior Vice President and Chief
                                     Financial Officer of the Company
                                     from July 1998 to June 2000.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------

         Set forth below is information relating to directors whose terms will continue after the Annual Meeting.

----------------------------------------------------------------------------------------------------------------------
                                              CLASS III DIRECTORS
                                            (TERMS EXPIRING IN 2002)
----------------------------------------------------------------------------------------------------------------------
                                                                                        METATEC SHARES OF
                                                                            DIRECTOR       THE COMPANY
                                                                             OF THE        BENEFICIALLY
   NAME OF DIRECTOR AND               PRINCIPAL OCCUPATION(S) DURING THE     COMPANY    OWNED AS OF MARCH   PERCENT
 POSITION WITH THE COMPANY    AGE              PAST FIVE YEARS                SINCE         8, 2001(1)      OF CLASS
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     President and Chief Operating
                                     Officer of Bank One, N.A.,
                                     Columbus, a national banking
David P. Lauer                       association, from June 1997 through
Director                       58    his retirement in January 2000.          2001             -0-              *
                                     Mr. Lauer was the managing partner
                                     of the Columbus Office of Deloitte
                                     & Touche LLP from January 1989
                                     through his retirement in June 1997.
                                     Mr. Lauer is also a director of
                                     Wendy's International, Inc. and
                                     AirNet Systems, Inc.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
Jeffrey M. Wilkins,                  Chairman of the Board and Chief
Chairman of the Board,               Executive Office of the Company
President, and Chief           56    since 1989, and President since          1989          770,628(3)        11.6%
Executive Officer of the             July 1998.  Mr. Wilkins is also a
Company                              director of CheckFree Holdings, Inc.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------


----------------------------------------------------------------------------------------------------------------------
                                               CLASS I DIRECTORS
                                            (TERMS EXPIRING IN 2003)
----------------------------------------------------------------------------------------------------------------------
                                                                                        METATEC SHARES OF
                                                                            DIRECTOR       THE COMPANY
                                                                             OF THE        BENEFICIALLY
   NAME OF DIRECTOR AND               PRINCIPAL OCCUPATION(S) DURING THE     COMPANY       OWNED AS OF      PERCENT
 POSITION WITH THE COMPANY    AGE              PAST FIVE YEARS                SINCE      MARCH 8, 2001(1)   OF CLASS
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     Chairman, Chief Executive Officer and
                                     President of the Fishel Company, a
Joseph F. Keeler, Jr.,               national underground utility
Director                       60    contractor, since 1978. Mr. Keeler       1997          267,534(4)        4.3%
                                     has been with The Fishel Company
                                     since 1967.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------
                                     Chairman, Chief Executive Officer and
Peter J. Kight,                      President of Checkfree Corporation, a
Director                       44    company that provides a nationwide       1994            80,834          1.3%
                                     electronic bill paying system, since
                                     January 1981.
---------------------------- ------- ------------------------------------- ------------ ------------------- ----------

----------

* Less than 1%

(1) Except as otherwise indicated in the notes to this table, the persons named in the table and their spouses (if applicable) have sole voting and investment power with respect to all Metatec Shares owned by them. For each of the directors, this table includes the following number of Metatec Shares which may be acquired upon the exercise of options that are currently exercisable or exercisable within 60 days of March 8, 2001: Mr. Kight - 17,500 Metatec Shares; Mr. Keeler - 20,000 Metatec Shares; Mr. Lauer - -0- Metatec Shares; Mr. Miller - 17,500 Metatec Shares; Mr. Pickett - 17,500 Metatec Shares; Mr. Wilkins - 325,000 Metatec Shares; and Mr. Viren - -0- Metatec Shares.

(2) Includes 24,000 Metatec Shares owned by a corporation controlled by Mr. Pickett.

(3) Includes 4,000 Metatec Shares owned by a trust for the benefit of one of Mr. Wilkins' grandchildren, of which Mr. Wilkins is the trustee. Also includes 46,000 Metatec Shares owned by a limited partnership, of which Mr. Wilkins is a general partner.

(4) Includes 48,334 Metatec Shares owned by a family limited partnership, of which Mr. Keeler is a partner.


         In addition to the Metatec Shares beneficially owned by Mr. Wilkins, as set forth above, Christopher T. Haynor, Jeffrey F. Tarplin, Martin G. Stokman, and Tammi Nance-Spayde, the other named executive officers in the Summary Compensation Table set forth below, beneficially owned 11,141, 25,000, 12,000, and 7,500 Metatec Shares, respectively, as of March 8, 2001, which in each case constituted less than one percent of the outstanding Metatec Shares as of such date. Each such person and their spouses (if applicable) have sole voting and investment power with respect to all Metatec Shares owned by them. The number of Metatec Shares beneficially owned by Messrs. Haynor, Tarplin, Stokman and Ms. Nance-Spayde include 7,975, 25,000, 12,000, and 7,500 Metatec Shares, respectively, which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2001. On January 2, 2001, Christopher A. Munro, the Company's Chief Operating Officer, received 40,000 Metatec Shares (the "Restricted Metatec Shares") pursuant to the terms of a restricted share agreement entered into in connection with his employment by the Company. All 40,000 of the Restricted Metatec Shares will be forfeited by Mr. Munro to the Company if Mr. Munro's employment is terminated for any reason prior to January 2, 2002 (or if he violates any provision of the restricted share agreement prior to that date). A total of 20,000 of the Restricted Metatec Shares will be forfeited by Mr. Munro to the Company if Mr. Munro's employment is terminated for any reason prior to January 2, 2003 (or if he violates any provision of the restricted share agreement prior to that date).

         As of March 8, 2001, the number of Metatec Shares owned by all directors and executive officers of the Company as a group (13 persons) was 1,435,260 (21.6%). The foregoing amount includes 504,975 Metatec Shares which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2001.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

         The Board of Directors held five meetings during 2000. Each director attended at least 75% of the meetings held by the Board of Directors and the committees on which he served during 2000.

         The Board of Directors has established an Executive Committee, a Compensation Committee, and an Audit Committee. The members of the Executive Committee are Jeffrey M. Wilkins, Joseph F. Keeler, Jr., and James V. Pickett. The Executive Committee, which may exercise all of the authority of the Board of Directors between its meetings, did not meet during 2000. The members of the Compensation Committee are Jerry D. Miller, Joseph F. Keeler, Jr., and James V. Pickett. The Compensation Committee, which is responsible for administering the Company's stock option plans and which may exercise the authority of the Board of Directors with respect to the compensation of employees of the Company, held one meeting and took action three by written consent during 2000. The members of the Audit Committee are David P. Lauer, Joseph F. Keeler, James V. Pickett and Daniel D. Viren. The Audit Committee, which is responsible for recommending the appointment of the independent auditors, reviewing with the independent auditors the annual audit of the Company's accounts by the independent auditors, and all related matters, along with other activities undertaken by such committee, held three meetings during 2000. See also "Executive Compensation--Compensation Committee Report on Executive Compensation" and "Report of Audit Committee" included elsewhere in this Proxy Statement.

         The Board of Directors has no standing nominating committee or committee performing similar functions.

COMPENSATION OF DIRECTORS

         Employee directors receive no additional compensation for service on the Board of Directors or its committees. Directors of the Company who are not also employees of the Company receive a fee of $1,500 per board meeting and a quarterly retainer of $1,500. In addition, directors of the Company who are not officers or employees of the Company do not receive any additional compensation for committee meetings attended, with the exception of members of the Audit Committee. Each member of the Audit Committee receives an annual fee of $2,000 for serving on that committee, and the Chairman of the Audit Committee receives an annual fee of $4,000 for chairing that committee. The Company has a directors deferred compensation plan pursuant to which directors may defer all or a portion of their director fees.

         Directors of the Company who are not officers or employees of the Company or any of its subsidiaries currently receive stock options pursuant to the Company's 1999 Directors Stock Option Plan. Under this plan, immediately following each annual meeting of shareholders of the Company, each eligible director is automatically granted an option to purchase 5,000 Metatec Shares. These options are fully vested at the time of grant and must be exercised within five years of the grant date. In addition, each new director is automatically granted an option, on a one-time basis, to purchase 10,000 Metatec Shares. These one-time options have five-year terms and vest in equal annual installments over a four-year period. All options are granted at an exercise price equal to the fair market value of the Metatec Shares on the last trading day prior to the annual meeting relating to the date of grant.

                             EXECUTIVE COMPENSATION

         Set forth below is summary information regarding the annual and long-term compensation of the Company's chief executive officer and its four most highly compensated executive officers, other than the chief executive officer, at the end of 2000.

-------------------------------------------------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG-TERM
                                          ANNUAL COMPENSATION                       AWARDS
                                          -------------------                       ------
                                                                   OTHER         METATEC SHARES
           NAME AND                                                ANNUAL          UNDERLYING           ALL OTHER
      PRINCIPAL POSITION        YEAR      SALARY     BONUS (1)  COMPENSATION(2)  OPTIONS GRANTED(3)   COMPENSATION (4)
      ------------------        ----      ------     ---------  ---------------  ------------------   ----------------
Jeffrey M. Wilkins              2000     $450,000     $  --                                                $6,750
   Chairman of the Board        1999     $449,055     $  --                          100,000               $8,210
   President, and Chief         1998     $288,462     $126,940                                             $4,814
   Executive Officer
----------------------------------------------------------------------------------------------------------------------
Christopher T. Haynor           2000     $100,000     $   --       $140,810           11,900               $7,500
  Vice President, Sales         1999     $ 87,611     $  3,509     $ 61,961            7,500               $6,220
                                1998     $ 66,346     $ 19,501     $ 86,120                                $3,583
----------------------------------------------------------------------------------------------------------------------
Jeffrey F. Tarplin (5)          2000     $150,231     $   --       $ 35,000                                $  981
  Vice President and            1999     $ 82,403     $ 24,652     $ 50,000           40,000               $ --
  General Manager, Internet
  Products Group
----------------------------------------------------------------------------------------------------------------------
Martin G. Stockman (6)          2000     $131,344     $ 15,073                                             $3,447
  Vice President, Europe        1999     $114,954     $  6,332                                             $  366
                                1998     $ 33,171     $ 18,698                        24,000               $1,636
----------------------------------------------------------------------------------------------------------------------
Tammi Nance-Spayde (7)          2000     $119,295     $   --                          10,000               $4,474
  Vice President-Business       1999     $ 98,876     $  4,254                        10,000               $3,846
  Management and HR/OD          1998     $ 38,462     $ 18,116                        10,000               $  993
----------------------------------------------------------------------------------------------------------------------

----------

(1) Mr. Wilkins' bonus was paid pursuant to his employment agreement with the Company. For 1999 and 1998, bonuses to the other named executive officers were earned pursuant to the Company's Open Book Management Plan. Under this plan, executives and employees (called "associates" at the Company) share a portion of the Company's pre-tax income each year. The amount of pre-tax income shared by executives and employees depends upon the Company's actual performance for the year relative to its targeted pre-tax income for that year. Individual financial awards are based upon the number of points earned under the plan by the executive or employee during the year.

(2) For Mr. Tarplin, other annual compensation includes a $35,000 cost of living bonus paid in 2000 and a $50,000 signing bonus paid in 1999. Amounts listed under other annual compensation for Mr. Haynor include commissions paid for the years 1998, 1999, and 2000.

(3) This column sets forth the number of Metatec Shares subject to options granted during the indicated year pursuant to the Company's 1990 Stock Option Plan.

(4) Represents amounts contributed by the Company as matching contributions to its 401(K) retirement plan, excess group term life insurance and pension plan for our European subsidiary.

(5)      Mr. Tarplin joined the Company in July 1999.

(6)      Mr. Stokman joined the Company in September 1998.

(7)      Ms. Nance-Spayde joined the Company in August 1998.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth all grants of stock options during 2000 to the executive officers named in the Summary Compensation Table:

                                                                                                          POTENTIAL
                                                     INDIVIDUAL GRANTS                                 REALIZABLE VALUE
                              ----------------------------------------------------------------         AT ASSUMED ANNUAL
                                                     % OF TOTAL                                         RATES OF STOCK
                                    NUMBER OF         OPTIONS      EXERCISE                            APPRECIATION FOR
                                 METATEC SHARES      GRANTED TO     PRICE                               OPTION TERM(3)
           NAME AND                UNDERLYING       EMPLOYEES IN     PER         EXPIRATION         ------------------------
      PRINCIPAL POSITION       OPTIONS GRANTED (1)  FISCAL YEAR    SHARE(2)         DATE               5%              10%
                               -------------------  ------------   --------         ----               --              ---
Jeffrey M. Wilkins
   Chairman of the Board                  0             00.0%       $0.00          0/00/00          $     0          $     0
   President, and Chief
   Executive Officer

Christopher T. Haynor                11,900              4.4%       $2.50          6/02/10          $18,710          $47,414
   Vice President, Sales

Jeffrey F. Tarplin                        0             00.0%       $0.00          0/00/00          $     0          $     0
  Vice President and
  General Manager, Internet
  Products Group

Martin G. Stokman                         0             00.0%       $0.00          0/00/00          $     0          $     0
  Vice President, Europe

Tammi Nance-Spayde                   10,000              3.7%       $2.50          6/02/10          $15,722          $39,844
 Vice President, Business
  Management and HR/OD

----------

(1) Except as otherwise indicated in the notes to this table, all of the options were granted under the Company's 1990 Stock Option Plan and are subject to a four-year vesting schedule.

(2) The per share exercise price is equal to the fair market value of Metatec Shares on the date of grant.

(3) The dollar amounts under the 5% and 10% columns are the result of calculations required by the rules of the Securities and Exchange Commission. Although permitted by these rules, the Company did not use an alternate formula for a grant date valuation because the Company is not aware of a formula that would determine with reasonable accuracy a present value based on future unknown factors.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

         The following table sets forth stock options exercised during 2000 by the executive officers named in the Summary Compensation Table and the value of in-the-money stock options held by those individuals as of December 31, 2000:

                                                             NUMBER OF
                                                           METATEC SHARES
                                                             UNDERLYING   VALUE OF UNEXERCISED
                                                            UNEXERCISED       IN-THE-MONEY
                                                             OPTIONS AT        OPTIONS AT
                             METATEC SHARES                   12/31/00          12/31/00
                                ACQUIRED       VALUE        EXERCISABLE/      EXERCISABLE/
               NAME           ON EXERCISE   REALIZED(1)    UNEXERCISABLE    UNEXERCISABLE(2)
               ----           ------------  -----------    -------------    ----------------
Jeffrey M. Wilkins                   0          0          318,750/6,250          $0/$0
   Chairman of the Board
   President, and Chief
   Executive Officer

Christopher T. Haynor                0          0          7,770/22,800           $0/$0
 Vice President, Sales

Jeffrey F. Tarplin                   0          0          25,000/15,000          $0/$0
  Vice President and
  General Manager, Internet
  Products Group

Martin G. Stokman                    0          0          12,000/12,000          $0/$0
  Vice President, Europe

Tammi Nance-Spayde                   0          0          7,500/22,500           $0/$0
 Vice President, Business
  Management and HR/OD

----------

(1) Aggregate market value of the Metatec Shares covered by the option less the aggregate price paid by the executive officer.

(2) The value of in-the-money options was determined by subtracting the exercise price from the closing price of Metatec Shares as of December 31, 2000.


EMPLOYMENT AGREEMENT WITH MR. WILKINS

         The Company and Mr. Wilkins are parties to an Amended and Restated Employment Agreement, as amended (the "Employment Agreement"), pursuant to which Mr. Wilkins is serving as Chairman of the Board and Chief Executive Office of the Company. The Employment Agreement continues until terminated by the parties. The Employment Agreement may be terminated by the Company for "Cause" (defined as dishonesty constituting a felony) or because of Mr. Wilkins' "Long-Term Disability." The Employment Agreement may also be terminated by Mr. Wilkins for "Good Reason" (defined as any material reduction in authority, title, or responsibility, any reduction in compensation or benefits or any assignment of additional duties) or by either party upon at least one year's notice. Mr. Wilkins' current annual base salary is $450,000. Mr. Wilkins is also entitled to receive fringe benefits, as determined by the Board of Directors, of the type which are typically provided to chief executive officers of similarly situated companies, and an annual incentive bonus (payable in quarterly installments, calculated on a cumulative basis) equal to a specified percentage of the net pre-tax profit of the Company (calculated without consideration of any such bonuses paid or payable to Mr. Wilkins). Mr. Wilkins did not receive a bonus in 2000 under this incentive bonus calculation. For calendar year 2001, Mr. Wilkins will be entitled to receive an amount equal to three percent of the net pre-tax profit of the Company for that year, up to a maximum of $7.5 million of net pre-tax profit, and two and one-half percent of the net pre-tax profit, if any, in excess of $7.5 million. For calendar year 2002 and thereafter, Mr. Wilkins will be entitled to receive an amount equal to two and one-half percent of the net pre-tax profit of the Company. Upon termination of the Employment Agreement, unless the termination is by the Company for Cause or unless the termination is a voluntary termination by Mr. Wilkins without Good Reason, Mr. Wilkins is entitled to receive a single payment equal to his full annual salary in effect at the time. Mr. Wilkins is entitled to continue to receive the incentive bonuses for the three calendar years of the Company ending after the date of his termination and is also entitled to receive group life and group health insurance coverage for the one-year period following the date of his termination.

         The Company has the option to purchase all of Mr. Wilkins' Metatec Shares at fair market value upon Mr. Wilkins' death or Long-Term Disability or upon his voluntary termination other than Good Reason or upon the Company's termination for Cause. For a period of three years after termination of his employment, Mr. Wilkins is prohibited from competing against the Company unless he is terminated by the Company without Cause or he voluntarily resigns for Good Reason.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Company's Compensation Committee are Joseph F. Keeler, Jr., Jerry D. Miller and James V. Pickett. Until May 1993, prior to his appointment to the Compensation Committee, Mr. Miller served as President of the Company. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board of Directors or the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors regularly reviews executive compensation policies and levels and evaluates the performance of management in the context of the Company's performance. The Compensation Committee is composed entirely of independent outside directors. The Compensation Committee believes that the Company's compensation policy must be designed to attract, retain, reward, and motivate highly qualified individuals to manage the Company to meet corporate growth and earnings objectives and to maximize shareholder value. The Company's compensation policy has three primary components, which are described below.

         Base Salary. The primary component of executive compensation is an annual base salary. In establishing the amount of an executive officer's annual base salary (other than the chief executive officer), the Compensation Committee reviews a recommendation made by the Company's chief executive officer and considers other factors as well, including the position held by the executive officer, his or her accomplishments during the year, his or her level of responsibility and experience, and the relationship of the executive officer's salary to the salaries of other managers and associates of the Company. After considering these factors, the Compensation Committee subjectively determines the amount of each executive officer's annual base salary.

         The annual base salary of Mr. Wilkins, the Company's chairman, president, and chief executive officer, is paid pursuant to his employment agreement with the Company. The Board of Directors and its Compensation Committee each has the authority to increase Mr. Wilkins' annual base salary. In 2000, Mr. Wilkins' base salary was $450,000, the same base salary he received in 1999.

         Annual Incentive. A second component of executive compensation is the sharing by executives and all employees (called "associates" at the Company) on an annual basis of a predetermined portion of the Company's pre-tax income under the Company's Open Book Management Plan. The amount of pre-tax income shared by executives and associates depends upon the Company's actual performance for the year relative to its targeted pre-tax income for that year. The Open Book Management Plan--which uses a point system to determine individual financial rewards--is designed to give associates a stake in the outcome of the Company's business.

         Mr. Wilkins does not participate in the Open Book Management Plan. Instead, under his employment agreement with the Company, Mr. Wilkins receives an annual incentive bonus in addition to his base salary. The amount of this annual incentive bonus (which is payable in quarterly installments, calculated on a cumulative basis) is equal to a specified percentage of the net pre-tax profit of the Company (calculated without consideration of any such bonuses paid or payable to Mr. Wilkins). Mr. Wilkins did not receive an incentive bonus in either 1999 or 2000 under this incentive bonus calculation. For calendar year 2001, Mr. Wilkins will be entitled to receive an amount equal to three percent of the net pre-tax profit of the Company, up to a maximum of $7.5 million of net pre-tax profit, and two and one-half percent of the net pre-tax profit, if any, in excess of $7.5 million. For calendar year 2002 and thereafter, Mr. Wilkins will be entitled to receive an amount equal to two and one-half percent of the net pre-tax profit of the Company.

         Long-Term Stock Incentives. Stock options form the third component of executive compensation. The Company's 1990 Stock Option Plan is designed to align a portion of the executive and key associates compensation package with the long-term interests of shareholders. All options are granted by the Compensation Committee, whose members are not eligible to participate in this Plan. The Company's associates are granted options in amounts subjectively determined by the Compensation Committee to be appropriate given the relative positions and responsibilities of the associates.



         The Compensation Committee did not grant any options to Mr. Wilkins in 2000.


                                                       Jerry D. Miller, Chairman
                                                           Joseph F. Keeler, Jr.
                                                                James V. Pickett

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by the Securities and Exchange Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during 2000 all Section 16(a) filing requirements applicable to its officers and directors were complied with by such persons except as follows: (i) Jeffrey M. Wilkins, Chairman of the Board, President, and Chief Executive Officer of the Company, failed to timely report the acquisition of 4,000 Metatec Shares by a trust which is for the benefit of one of Mr. Wilkins' grandchildren, of which Mr. Wilkins is the trustee, and the disposition in 1997 of 100 Metatec Shares owned by a trust for the benefit of one of Mr. Wilkins' children, of which Mr. Wilkins was the trustee, in connection with the termination of such trust; (ii)
A. Grant Bowen, a former director of the Company, failed to timely report the acquisition of 5,000 Metatec Shares acquired on May 8, 2000.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information with respect to the only persons known by the Company to own beneficially 5% or more of Metatec
Shares:

---------------------------------------- -------------------------------------- --------------------------------------
                                          AMOUNT AND NATURE OF BENEFICIAL
 NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP (1)                      PERCENT OF OWNERSHIP
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey M. Wilkins
7001 Metatec Boulevard
Dublin, Ohio 43017                                   770,628 (2)                                11.6%
---------------------------------------- -------------------------------------- --------------------------------------
Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica, California 90401                       509,800                                     8.3%
---------------------------------------- -------------------------------------- --------------------------------------

----------

(1) Beneficial ownership as of December 31, 2000, except in the case of Mr. Wilkins, which is as of March 8, 2001.

(2) Includes the following: (i) 325,000 Metatec Shares which may be acquired upon the exercise of options which are currently exercisable or exercisable within 60 days of March 8, 2001; (ii) 4,000 Metatec Shares owned by a trust which is for the benefit of one of Mr. Wilkins' grandchildren, of which Mr. Wilkins is the trustee; and (iii) 46,000 Metatec Shares owned by a limited partnership, of which Mr. Wilkins is a general partner.

                                PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total return (assuming reinvestment of dividends) on Metatec Shares to the yearly percentage change in the cumulative total return of the NASDAQ Computer and Data Processing Services Index and the NASDAQ Stock Market Index - United States. This comparison is shown for the five previous fiscal years of the Company. The graph and the amounts in the graph assume that $100 was invested on December 31, 1995 in Metatec Shares or in the applicable stock index and that all dividends were reinvested during the applicable fiscal year.

                               [PERFORMANCE GRAPH]

                               Dec-95        Dec-96        Dec-97        Dec-98        Dec-99        Dec-00
                               ------        ------        ------        ------        ------        ------
Metatec International           $100          $ 61          $ 43          $ 68          $ 27          $  9
NASDAQ - Computer & DP          $100          $123          $152          $271          $594          $275
NASDAQ Stock Mrkt - US          $100          $123          $151          $213          $395          $238

         The foregoing graph is not--nor is it intended to be--any indication of the future performance of Metatec Shares.


                         REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing, and reporting practices of the Company. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the Company's 2000 fiscal year with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The current members of the Audit Committee are David P. Lauer, its Chairman, Joseph
F. Keeler, Jr., James V. Pickett, and Daniel D. Viren. A. Grant Bowen, who retired from the Company's Board of Directors in February 2001, served as Chairman of the Audit Committee throughout 2000. Mr. Lauer has served on the Audit Committee since February 27, 2001.

         The full responsibilities of the Audit Committee are set forth in its charter, which is reviewed and amended periodically by the Board of Directors. A copy of the Audit Committee Charter is attach to this Proxy Statement as Appendix A. All members of the Audit Committee are independent directors as defined by the rules and regulations of Nasdaq, with the exception of Daniel D. Viren, who served as the Company's Senior Vice President and Chief Financial Officer from July 1999 to June 2000. The Company's Audit Committee Charter permits the Board of Directors to appoint one non-independent director to the Audit Committee under exceptional and limited circumstances. In appointing Mr. Viren to the Audit Committee, the Board of Directors considered his extensive experience in dealing with financial statements and audit matters outside the scope of his employment with the Company and believed that his membership on the Audit Committee was in the best interests of the Company and its shareholders. The Committee held three meetings during the 2000 fiscal year, and each member of the Audit Committee attended at least 75% of the meetings.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board of Directors (and the Board has approved) the selection of Deloitte & Touche LLP as the Company's independent auditors for the 2001 fiscal year. Among other things, the Audit Committee:

         o Discussed and considered the independence of Deloitte & Touche LLP, including reviewing as necessary all relationships and services which might bear on the objectivity of the auditor;

         o Received written affirmation that the auditor is in fact independent;

         o Discussed the overall audit process, including receiving and reviewing the Company's financial statements and related reports; and

         o Provided to the independent auditors full access to the Audit Committee (and the Board of Directors to report on any and all matters appropriate.

         The Audit Committee also met with selected members of management and the auditors to review financial statements (including quarterly reports) discussing such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded. In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the committee felt appropriate.

         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Management's responsibility for financial reporting and the report and opinion of Deloitte & Touch LLP are filed separately in the Company's Annual Report on Form 10-K for the 2000 fiscal year and should be read in conjunction with this report and any review of the audited financial statements.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ending December 31, 2000, were met and that the financial reporting and audit processes of the Company are functioning effectively. Furthermore, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the 2000 fiscal year for filing with the Securities and Exchange Commission.

                                                        David P. Lauer, Chairman
                                                           Joseph F. Keeler, Jr.
                                                                James V. Pickett
                                                                 Daniel D. Viren

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as the independent public accountants for the Company for its fiscal year ended December 31, 2000, and it has been selected by the Board of Directors to be the Company's independent public accountants for the fiscal year ending December 31, 2001. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and to have an opportunity to make a statement if desired and to respond to appropriate questions.

         Aggregate fees billed to the Company for the year ending December 31, 2000, by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") are as follows:

         Audit Fees                                  $112,405

         Financial Information Systems
         Design and Implementation Fees                    -0-

         All Other Fees                              $ 83,750(1)(2)

----------
(1)      Includes fees for tax consulting and other non-audit services.

(2) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2002 annual meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or prior to 120 days in advance of the first anniversary of the date of this Proxy Statement. If a shareholder intends to present a proposal at the 2002 annual meeting of shareholders, but does not seek to include such proposal in the Company's proxy statement and form of proxy, such proposal must be received by the Company on or prior to 45 days in advance of the first anniversary date of this Proxy Statement or the persons named in the form of proxy for the 2002 annual meeting will be entitled to use their discretionary voting authority should such proposal then be raised at such meeting, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                  OTHER MATTERS

         Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

         The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees, personally or by telephone or telegraph. The Company will reimburse banks, brokers, and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of Metatec Shares held by any banks, brokers or nominees. If follow-up requests for proxies are necessary, the Company may employ other persons to make these requests.


                                                     JULIA A. POLLNER
                                                     Secretary

                                                                      APPENDIX A


                           METATEC INTERNATIONAL, INC.

                             Audit Committee Charter


I.       PURPOSE
         -------
         The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Metatec International, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities by reviewing:

1. The financial reports and other financial information provided by the Company to any governmental bodies or the public;

2. The Company's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and

3. The Company's auditing, accounting and financial reporting processes generally.

         Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

1. Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

2. Review and appraise the audit efforts of the Company's independent accountants.

3. Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those functions are the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants, or to assure compliance with laws, regulations, or the Company's organizational documents, policies or procedures.

II.      COMPOSITION
         -----------

         The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director. "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

1. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

2. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

3. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

4. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

5. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Notwithstanding the foregoing, one director who is not independent as defined above, and is not a current employee of the Company or an immediate family member of any such employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders.

         All members of the Committee shall be financially literate, with a working familiarity with basic finance and accounting practices and the ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer of a corporation with financial oversight responsibilities.

         Unless a Chairman of the Audit Committee is designated by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.     MEETINGS
         --------

         The Committee shall meet at least four times annually, prior to the Company's quarterly earnings releases, either in person or by conference call, or more frequently as circumstances dictate, as determined by the Board or the Committee. As part of its job to foster open communication, the Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of such groups believe should be discussed privately. In addition, the Committee or at least its Chairman shall meet, in person or by conference call, with the independent accountants and management quarterly to review the Company's financial statements.

IV.      RESPONSIBILITIES AND DUTIES
         ---------------------------

         To fulfill its responsibilities, the Committee shall:

Review of Documents and Reports
-------------------------------

1. Review this Charter not less often than annually and suggest modifications to it as conditions dictate, as determined by the Committee.

2. Review with financial management and the independent accountants the Company's audited financial statements to be included in its Annual Report on Form 10-K, prior to its filing, or to be included in the Company's Annual Report to Shareholders, prior to its mailing.

3. Review with financial management and the independent accountants the Company's financial results for each quarter prior to the release of earnings. The Chairman of the Committee or his designee from the Committee may represent the entire Committee for purposes of this review and such review by the Chairman shall qualify as a meeting of the Committee for purposes of this Charter.

Independent Accountants
-----------------------

4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and review and approve the fees and other compensation to be paid to the independent accountants. In addition, the Committee shall ensure that the independent accountants submit, on a periodic basis, a formal written statement delineating all relationships between the independent accountants and the Company, actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may affect the independent accountants' objectivity and independence, and, as necessary, recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

5. Review the performance of the independent accountants and recommend or approve any proposed discharge of the independent accountants when circumstances warrant. The independent accountants' ultimate accountability shall be to the Board and the Committee, as representatives of shareholders. As such, the Board and the Committee shall have ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the independent accountants.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

Financial Reporting Processes
-----------------------------

7. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes, both internal and external.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Company's auditing or accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
-------------------

10. Establish regular separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Compliance
----------

14. Review with management the Company's systems in place which are intended to ensure that Company's financial statements, reports and other financial information disseminated to governmental bodies and the public satisfy legal requirements.

15. Review with the Company's legal counsel legal compliance matters, including corporate securities trading policies.

16. Review with the Company's legal counsel any legal matter that the Committee has been advised could have a significant impact on the Company's financial statements.

17. Conduct such other discussions with the independent accountants as are required by applicable law or by accounting standards applicable to the Company or to the independent accountants' activities on behalf of the Company, and comply with all requirements applicable to the Committee under applicable law or the rules and regulations of Nasdaq.

18. Perform any other activities consistent with this Charter, the Company's code of regulations and governing law, as the Committee or the Board deems necessary or appropriate.


Adopted May 16, 2000

                                     PROXY
                          METATEC INTERNATIONAL, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jeffrey M. Wilkins and Julia A. Pollner, and each of them, with full power of substitution, proxies to vote and act with respect to all Common Shares, without par value (the "Shares"), of Metatec International, Inc., an Ohio corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 15, 2001, at the Company's principal executive offices located at 7001 Metatec Boulevard, Dublin, Ohio 43017, at 1:00 p.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the following proposals and any other matters that may properly come before the Annual Meeting.


                                               FOR    WITHHOLD    FOR ALL EXCEPT
1. AUTHORITY TO ELECT ALL NOMINEES             [ ]      [ ]            [ ]
   LISTED BELOW AS CLASS II DIRECTORS
   (except as marked to the contrary below):

          JERRY D. MILLER          JAMES V. PICKETT         DANIEL D. VIREN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

                                               FOR       AGAINST        ABSTAIN
2. IN THEIR DISCRETION, THE PROXIES ARE        [ ]         [ ]            [ ]
   AUTHORIZED TO VOTE UPON SUCH OTHER
   MATTERS AS MAY PROPERLY COME BEFORE
   THE MEETING OF ANY ADJOURNMENT THEREOF.


     The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1, above, and in the discretion of the proxies, on any other matter which properly comes before the annual Meeting.

                                        ---------------------
Please be sure to sign and date         Date
  this Proxy in the box below.
-------------------------------------------------------------



----Shareholder sign above----Co-holder (if any) sign above--



   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                          METATEC INTERNATIONAL, INC.

--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------